                                                                   Exhibit 10.73
CUESTA TITLE
Recording Requested by                                        [Recorder's Stamp]
and Return to:

Recording Requested by and Upon Recording Mail to:

Carl Lindros
Mortgate Co. of Santa Barbara
200 E. Carrillo, Suite 302
Santa Barbara, CA 93101

                 OPTION AGREEMENT   [Recorded in counterpart]

This Option Agreement is made on March 1, 2000, by and between Carl E. Lindros or assignee (hereafter referred to collectively as "Buyer") and Mr. John Castrellucci, Manager of LLO GAS TRUCK STOP NO. 1, LLC (hereafter referred to as "Optionee").

                                 Witnesseth:

Whereas on February, 2000, Optionee assigned or caused to be assigned the interest of LLO GAS TRUCK STOP NO. 1, LLC in Escrow No. 00503052-001-LAA at Cuesta Title Company in Visalia, CA on the Real Property known as 979 East Paige Av., Tulare, CA 93274, APN 191-050-029, plus or minus 40 acres (the Property): and

Whereas Optionee may wish to repurchase said Property from Buyer in a twelve month period:

Now therefore it is agreed:

For valuable consideration, Buyer agrees to give Optionee an exclusive option to purchase its interest in the Property on the following terms:

1.   Unless exercised, the option period will expire on February 28, 2001.

2.   Notices regarding this Option are to be sent as follows:

     Buyer:     Carl Lindros
                200 E. Carrillo, suite 302      [Title Company Stamp]
                Santa Barbara, CA 93101
     Optionee:  John Castrellucci
                23805 Stuart Ranch Rd., suite 200
                Malibu, CA 90265

3. At any time prior to February 28, 2001, Optionee and the option and exclusive right to buy the Property from Buyer for the Option Price of Nine Hundred Sixty One Thousand Seven Hundred and Fifty Dollars ($961,750.00) plus the adjustments as noted below in item #4.

Option Agreement, Page 2

4.  The following sums will be added to the option price.

a. Any transactional costs incurred by Buyer in the purchase of the Property including but not limited to, commissions, title insurance, escrow fees, etc. and the sale of the Property by buyer to Optionee if this option is exercised.

b. Twenty percent (20%) of the total dollars invested by Buyer to purchase the property including but not limited to the purchase price and the costs incurred in item #a above.

c. Any costs of holding the property during the option period including but not limited to insurance, taxes, special assessments, fees, permits, etc.

d. An asset management fee payable to the Mortgage Co. of Santa Barbara of the three percent annually (3%) of the total costs incurred in item #b above, prorated over the holding period.

e. Any costs incurred by Buyer by activities necessary to perfect or protect Buyers interest in the property during the option period including but not limited to professional fees paid to attorneys, accountants or others.

5. Buyer may assign its interest in the Property at any time during the option period with the condition that the assignee assumes and agrees to perform, for the benefit of Optionee, the obligations of Buyer under this Option Agreement.

6. In the event that Optionee elects to exercise this option, a formal Purchase Contract for the sale of Real Estate incorporating the terms referred to herein will be executed by and between Buyer and Optionee.

7. No modification of this agreement will be in effect unless it is in writing and is signed by both Buyer and Optionee and any successors. Time of the essence of this Agreement. This document, including any attachments, is the entire agreement between Buyer and Optionee.

8. This Option Agreement shall be recorded with the County Recorder's office in Tulare County, California.

9. This Agreement is governed by the laws of the State of California and any legal actions must be entered in Superior Court of the County of Santa Barbara

Buyer:
          /s/ Carl E. Landros

          Carl E. Landros, Mortgage Co. of Santa Barbara

Optionee:
          John Castrellucci, Manager, LLO GAS TRUCK STOP NO. 1, LLC

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
================================================================================

STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF SANTA BARBARA  )

On    3-1-2000    before me,                             Elise M. Bahia, Notary Public
   --------------            ------------------------------------------------------------------------------
                             NAME, TITLE OF OFFICER -E.G., "JANE DOE", NOTARY PUBLIC

personally appeared                                 Carl Lindros
                      -------------------------------------------------------------------------------------

                                   [X] personally known to me

                                   proved to me on the basis of satisfactory evidence to be the person
[SEAL]                                    whose name is subscribed to the within instrument and
                                          acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                          WITNESS my hand and official seal.

                                                    /s/   Elise M. Bahia
                                          -----------------------------------------------------------------
                                                                   SIGNATURE OF NOTARY

===========================OPTIONAL=============================================
Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent the fraudulent reattachment of this form


Description of Attached Document
Title or Type of Document:         Option Agreement
                            ----------------------------------------------------

Document Date:     3-1-2000    Number of Pages:              2
                -------------                   --------------------------------

Signer(s) Other Than Named Above:
                                  ----------------------------------------------

Capacity(ies) Claimed by Signer
Signer's Name:
               -----------------------------------------------------------------
[X] Individual
[_] Corporate Officer - Title(s):
[_] Partner           [_] Limited   [_] General          [RIGHT THUMBPRINT
[_] Attorney-in-Fact                                          OF SIGNER]
[_] Trustee
[_] Guardian/Conservator
[_] Other:______________________________________________________________________
_______________________________________________________

SIGNER IS REPRESENTING:                   Mortgage Co. of Santa Barbara
                         ------------------------------------------------------